UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: December 12, 2012

PEQUOT RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-166848	27-0535237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4759 Kester Avenue Sherman Oaks, CA 91403
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 310.780.1558
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Secretary, Treasurer, principal accounting officer, and principal financial officer

On December 12, 2012, Jeff Holt, resigned as the Secretary, Treasurer, principal accounting officer, and principal financial officer of Pequot Resources, Inc. Nevada corporation (the “Company”); His resignation was not the result of any known disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

Appointment of Officers

On December 12, 2012, the Registrant modified the current appointments of its officers. As a result, Blair Sorby, who will continue to serve as directors of the Registrant, have been appointed to the following offices:

NAME	OFFICE
Blair Sorby	Secretary/Treasurer/CFO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEQUOT RESOURCES, INC.

Dated: December 12, 2012	By:	/s/ Blair Sorby
Blair Sorby, CFO